UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2023

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Essex D. Mitchell. On December 6, 2023, the Board of Directors (the “Board”) of Hologic, Inc. (“Hologic” or the “Company”) promoted Essex D. Mitchell to Chief Operating Officer, effective January 1, 2024.  Mr. Mitchell, 44, has served as Division President, GYN Surgical Solutions since August 2020 and previously served as Vice President of Sales and Commercial Excellence for the GYN Surgical Division from September 2017 to August 2020. Mr. Mitchell has nearly 20 years of medical device and pharmaceutical experience. From September 2006 to September 2017, he worked for Stryker Corporation, where he held various commercial roles of increasing responsibility, leading sales and marketing in multiple divisions during his tenure. Prior to his career in healthcare, Mr. Mitchell played professional football in both the National and Canadian Football Leagues. He received his BS in Business Administration from the Fisher College of Business at The Ohio State University.

In connection with Mr. Mitchell’s promotion, the Compensation Committee of the Board approved an increase in Mr. Mitchell’s annual base salary to $650,000, effective January 1, 2024, as well as a target annual bonus opportunity equal to 100% of his new annual base salary and a deferred compensation program target contribution equal to $140,000, each effective for fiscal 2024. He will also be eligible to receive the annual fall equity grant in November 2024 with a value commensurate to his position as Chief Operating Officer.

There are no arrangements or understandings between Mr. Mitchell and any other person pursuant to which Mr. Mitchell was promoted to Chief Operating Officer of the Company. There are no family relationships between Mr. Mitchell and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

As a result of Mr. Mitchell’s promotion, Brandon Schnittker, currently Vice President, Surgical Sales, will assume the role of Division President, GYN Surgical Solutions, effective January 1, 2024.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	HOLOGIC, INC.

	By:	/s/ John M. Griffin
John M. Griffin
General Counsel